UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2009 (March 13, 2009)

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 13, 2009, Beasley Mezzanine Holdings, LLC, a wholly-owned subsidiary of Beasley Broadcast Group, Inc. (the “Company”), entered into the Sixth Amendment to Credit Agreement dated February 27, 2004 by, between and among Beasley Mezzanine Holdings, LLC, Bank of Montreal, Chicago Branch, as Administrative Agent and the Lenders party thereto (as amended by the First Amendment to Credit Agreement, dated June 18, 2004, the Second Amendment to Credit Agreement dated June 27, 2005, the Third Amendment to Credit Agreement dated January 30, 2006, the Fourth Amendment to Credit Agreement dated February 1, 2007, and the Fifth Amendment to Credit Agreement dated April 13, 2007, the “Credit Agreement”). The Sixth Amendment:

•	decreases the aggregate amount of the Revolving Loan Commitments by $37.1 million to $65.0 million;

•	increases the interest rate on borrowings under the facility;

•	increases the Maximum Consolidated Total Debt Ratio until June 30, 2010;

•

prohibits the Company from repurchasing additional shares of its common stock until its consolidated total debt is less than 5 times its consolidated operating cash flow at which time the Company is permitted to repurchase up to an aggregate of $10.0 million of its common stock;

•	permits the Company to repurchase up to $0.5 million of its common stock per year in connection with vesting of restricted stock; and

•

prohibits the Company from paying cash dividends on its common stock until its consolidated total debt is less than 5 times its consolidated operating cash flow at which time the Company is permitted to pay cash dividends in an amount up to an aggregate of $5.0 million per year.

The description of the Sixth Amendment is subject in all respects to the actual provisions of the Sixth Amendment, a copy of which is filed with this Form 8-K as Exhibit 10.1. For additional information about the Credit Agreement, see Exhibit 10.8 to the Company’s Form 10-K Annual Report for the period ended December 31, 2003, filed with the Securities and Exchange Commission on March 12, 2004, Exhibit 10.2 to the Company’s Form 10-Q Quarterly Report for the period ended June 30, 2004, filed with the Securities and Exchange Commission on August 6, 2004, Exhibit 10.1 to the Company’s Form 8-K Current Report filed with the Securities and Exchange Commission on June 30, 2005, Exhibit 10.11 to the Company’s Form 10-K Annual Report for the period Ending December 31, 2005, filed with the Securities and Exchange Commission on March 10, 2006, Exhibit 10.1 to the Company’s Form 10-Q Quarterly Report for the period ended March 31, 2007, filed with the Securities and Exchange Commission on May 8, 2007, and Exhibit 10.1 to the Company’s Form 8-K Current Report filed with the Securities and Exchange Commission on April 18, 2007.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1	Sixth Amendment to Credit Agreement dated February 27, 2004 by, between and among Beasley Mezzanine Holdings, LLC, Bank of Montreal, Chicago Branch, as administrative agent for Lenders, and the Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: March 17, 2009	By:	/s/ Caroline Beasley
Caroline Beasley
Vice President, Chief Financial Officer, Secretary and Treasurer